UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2025

OneSpaWorld Holdings Limited

(Exact name of registrant as specified in its charter)

Commonwealth of The Bahamas	001-38843	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harry B. Sands, Lobosky Management Co. Ltd.

Office Number 2

Pineapple Business Park

Airport Industrial Park

P.O. Box N-624

Nassau, Island of New Providence, Commonwealth of The Bahamas

(Address of principal executive offices)

Tel: (242) 322-2670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value (U.S.) $0.0001 per share	OSW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On April 30, 2025, OneSpaWorld Holdings Limited (the “Company”) issued an earnings press release announcing the Company’s financial results for the first quarter ended March 31, 2025. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1, is intended to be furnished pursuant to Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On April 30, 2025, the Company also announced in its earnings press release that its Board of Directors approved a new share repurchase program (the “Repurchase Program”) to repurchase up to $75.0 million of the Company’s common shares. The Company may repurchase the shares from time to time on the open market, including through Rule 10b5-1 plans, in privately negotiated transactions, through block purchases, or otherwise in compliance with applicable securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The timing and amount of such repurchases will depend on a variety of factors, including business and market conditions. The Repurchase Program may be suspended, modified, or discontinued at any time and the Company has no obligation to repurchase any specific value or number of common shares under the Repurchase Program. Further details of the Repurchase Program are discussed in the press release attached hereto as Exhibit 99.1, which is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release issued by OneSpaWorld Holdings Limited on April 30, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSpaWorld Holdings Limited

Date: April 30, 2025	By:	/s/ Stephen B. Lazarus
Stephen B. Lazarus
President, Chief Financial Officer and Chief Operating Officer